EXHIBIT 32.2

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (Section 1350 of Chapter 63 of Title 18 of the United States Code), the undersigned officer of BTHC XV, Inc. (the “Company”) does hereby certify with respect to the Quarterly Report of the Company on Form 10-Q/A for the period ended March 31, 2011 (the “Report”) that:

1.           The Report fully complies with the requirements of Sections 13(a) and 15(d) of the Securities Exchange Act of 1934; and

2.           The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: August 19, 2011	/s/ Yu Xinbo
Yu Xinbo
Chief Financial Officer